                                                               Exhibit 99.(a)(2)

                             LETTER OF TRANSMITTAL

                        PENN TREATY AMERICAN CORPORATION

                               OFFER TO EXCHANGE

                 6 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2008
                              FOR ALL OUTSTANDING
                 6 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2003

            PURSUANT TO THE OFFERING CIRCULAR, DATED AUGUST 28, 2002

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 12:00 A.M., NEW YORK CITY TIME, ON SEPTEMBER 26, 2002, UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE
   WITHDRAWN PRIOR TO 12:00 A.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                        WELLS FARGO BANK MINNESOTA, N.A.

To: Wells Fargo Bank Minnesota, N.A.

BY REGISTERED OR CERTIFIED     BY REGULAR MAIL OR OVERNIGHT CARRIERS:      IN PERSON BY HAND ONLY:
           MAIL:                          MAC # N9303-121                  608 Second Avenue South
      MAC # N9303-121                Corporate Trust Operations          Corporate Trust Operations,
Corporate Trust Operations             6th & Marquette Avenue                    12th Floor
       P.O. Box 1517                   Minneapolis, MN 55479                Minneapolis, MN 55402
Minneapolis, MN 55480-1517

                             By Facsimile Transmisson: (612) 667-4927

                               Confirm by Telephone: (800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED
    ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET
          FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR
                              SUBORDINATED NOTES.

    By signing this Letter of Transmittal, you hereby acknowledge that you have received and reviewed the Offering Circular, dated August 28, 2002 (the "Offering Circular"), of Penn Treaty American Corporation ("Penn Treaty") and this Letter of Transmittal. The Offering Circular, together with this Letter of Transmittal, constitutes Penn Treaty's offer to exchange (the "Exchange Offer") up to an aggregate principal amount of $74,750,000 of its 6 1/4% Convertible Subordinated Notes due 2008 of Penn Treaty (the "Exchange Notes") for up to all of Penn Treaty's issued and outstanding 6 1/4% Convertible Subordinated Notes due 2003 (the "Subordinated Notes"). This Exchange Offer is being extended to all holders of the outstanding Subordinated Notes.

    If you decide to tender your Subordinated Notes, and we accept the Subordinated Notes, this will constitute a binding agreement between you and Penn Treaty, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal. Unless you comply with the procedures described in the Offering Circular under the caption "The Exchange Offer--Guaranteed Delivery Procedures," you must do one of the following on or prior to the expiration of the Exchange Offer to participate in the Exchange
Offer:

       - tender your Subordinated Notes by sending the certificates for your Subordinated Notes, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at one of the addresses listed above; or

       - tender your Subordinated Notes by using the book-entry transfer procedures described in the Offering Circular under the caption "The Exchange Offer--Book-Entry Transfer," and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the Exchange Agent.

    In order for a book-entry transfer to constitute a valid tender of your Subordinated Notes in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Subordinated Notes into the Exchange Agent's account at The Depository Trust Company prior to the expiration of the Exchange Offer. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

  DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY'S BOOK-ENTRY TRANSFER
          FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    If you are a holder of Subordinated Notes and wish to tender your Subordinated Notes in the Exchange Offer, but (1) your certificates for Subordinated Notes are not immediately available, (2) time will not permit your certificates for Subordinated Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may tender the Subordinated Notes by following the procedures described in the Offering Circular under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

    Only registered holders of the Subordinated Notes (the "Registered Holders")--which term, for purposes of this Letter of Transmittal, includes any participant in the Depository Trust Company's system whose name appears on a security position listing as the owner of the Subordinated Notes--are entitled to tender their Subordinated Notes for exchange in the Exchange Offer. If you are a beneficial owner whose Subordinated Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Subordinated Notes in the Exchange Offer, you should promptly contact the person in whose name the Subordinated Notes are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Subordinated Notes, you must either make appropriate arrangements to register ownership of the Subordinated Notes in your name or obtain a properly completed bond power from the person in whose name the Subordinated Notes are registered.

    YOU MUST COMPLETE THIS LETTER OF TRANSMITTAL IF YOU ARE A REGISTERED HOLDER OF SUBORDINATED NOTES--WHICH INCLUDES ANY PARTICIPANT IN THE DEPOSITORY TRUST COMPANY'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE SUBORDINATED NOTES--AND EITHER (1) YOU WISH TO TENDER THE CERTIFICATES REPRESENTING YOUR SUBORDINATED NOTES TO THE EXCHANGE AGENT TOGETHER WITH THIS LETTER OF TRANSMITTAL OR (2) YOU WISH TO TENDER YOUR SUBORDINATED NOTES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND YOU ELECT TO SUBMIT THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT INSTEAD OF AN AGENT'S MESSAGE.

    In order to properly complete this Letter of Transmittal, you must:
(1) complete the box entitled "Description of Subordinated Notes Tendered,"
(2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes entitled "Special Payment/Issuance Instructions" and/or "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box entitled "Sign Here" and (4) complete the box entitled "Substitute Form W-9." By completing the box entitled "Description of Subordinated Notes Tendered" and signing below, you will have tendered your Subordinated Notes for exchange on the terms and conditions described in the Offering Circular and this Letter of Transmittal. You should read the detailed instructions at the end of this document before completing this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

  BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF THE SUBORDINATED NOTES

-------------------------------------------------------------------------------------------------
                           DESCRIPTION OF SUBORDINATED NOTES TENDERED
-------------------------------------------------------------------------------------------------
               1                                2                                3
                                                                         PRINCIPAL AMOUNT
      NAME AND ADDRESS OF                                              OF SUBORDINATED NOTES
       REGISTERED HOLDER             CERTIFICATE NUMBER(S)*                 TENDERED **
-------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------

                                 ---------------------------------------------------------------

                                 ---------------------------------------------------------------

                                 ---------------------------------------------------------------

                                 ---------------------------------------------------------------

                                 ---------------------------------------------------------------

                                 ---------------------------------------------------------------

-------------------------------------------------------------------------------------------------
            TOTAL:

-------------------------------------------------------------------------------------------------

  * Need not be completed by holders who tender by book-entry transfer.

 ** Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Subordinated Notes represented by the certificate(s) listed in column 2. (See Instruction 4).

                      BOXES BELOW TO BE CHECKED AS APPLICABLE

/ /  CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR SUBORDINATED NOTES IS
    BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.

/ /  CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR SUBORDINATED NOTES HAS
    BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(S).

    Certificate Number(s) ______________________________________________________

    Principal Amount(s) Represented ____________________________________________

You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Subordinated Notes. (See Instruction 12)

---------------------------------------------

                     SPECIAL PAYMENT/ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if certificates for Subordinated Notes not tendered and/or Exchange Notes are to be issued in the name of and sent to someone other than the registered holder of the Subordinated Notes whose name(s) appear below:

  / /  Issue Exchange Notes to:

  / /  Issue Subordinated Notes to:

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Telephone: _________________________________________________________________

  Tax Identification or Social Security Number
  (See Instruction 9): _______________________________________________________
  / / Credit unexchanged Subordinated Notes delivered by book-entry transfer to the DTC account set forth below.

  ____________________________________________________________________________
                      (DTC ACCOUNT NUMBER, IF APPLICABLE)

---------------------------------------------------------
---------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if certificates for Subordinated Notes not tendered and/or Exchange Notes are to be sent to someone other than the registered holder of the Subordinated Notes whose name(s) appears below or to the registered holder at an address other than that shown below:

  / /  Deliver Exchange Notes to:
  / /  Deliver Subordinated Notes to:

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Telephone: _________________________________________________________________

  ____________________________________________________________________________

  Tax Identification or Social Security Number
  (See Instruction 9): _______________________________________________________

------------------------------------------

/ /  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED SUBORDINATED NOTES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution Which Guaranteed Delivery ______________________________

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

--------------------------------------------------------------------------------

    BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

/ /  CHECK HERE IF TENDERED SUBORDINATED NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF TENDERED SUBORDINATED NOTES NOT TO BE TENDERED OR NOT
    EXCHANGED ARE TO BE RETURNED BY CREDITING THE DEPOSITORY TRUST COMPANY ACCOUNT NUMBER INDICATED ABOVE.

--------------------------------------------------------------------------------

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, as described in the Offering Circular and this Letter of Transmittal, I hereby tender to Penn Treaty American Corporation the aggregate principal amount of the Subordinated Notes described above in the box entitled "Description of Subordinated Notes Tendered" in exchange for an equal principal amount of Exchange Notes.

    Subject to and effective upon the acceptance for exchange of all or any portion of the Subordinated Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer--including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment--I hereby sell, assign and transfer to, or upon the order of, Penn Treaty all right, title and interest in and to the Subordinated Notes tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact--with full knowledge that the Exchange Agent is also acting as the agent of Penn Treaty in connection with the Exchange Offer--with respect to the tendered Subordinated Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Circular, to (1) deliver certificates for the tendered Subordinated Notes to Penn Treaty together with all accompanying evidences of transfer and authenticity to, or upon the order of, Penn Treaty, upon receipt by the Exchange Agent, as my agent, of the Exchange Notes to be issued in exchange for the tendered Subordinated Notes, (2) present certificates for the tendered Subordinated Notes for transfer, and to transfer the tendered Subordinated Notes on the books of Penn Treaty, and (3) receive for the account of Penn Treaty all benefits and otherwise exercise all rights of ownership of the tendered Subordinated Notes, all in accordance with the terms and conditions of the Exchange Offer.

    I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Subordinated Notes tendered by this Letter of Transmittal and that, when the tendered Subordinated Notes are accepted for exchange, Penn Treaty will acquire good, marketable and unencumbered title to the tendered Subordinated Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Subordinated Notes are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by Penn Treaty or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Subordinated Notes tendered by this Letter of Transmittal. I have read and I agree to all of the terms of the Exchange Offer.

    The name(s) and address(es) of the Registered Holder(s)--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Subordinated Notes tendered by this Letter of Transmittal--are printed above as they appear on the certificate(s) representing the Subordinated Notes. The certificate number(s) and the Subordinated Notes that I wish to tender are indicated in the appropriate boxes above.

    Unless I have otherwise indicated by completing the box entitled "Special Payment/Issuance Instructions" above, I hereby direct that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Subordinated Notes, that the Exchange Notes be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box entitled "Special Delivery Instructions," I hereby direct that the Exchange Notes be delivered to the address shown below my signature.

    If I have (1) tendered any Subordinated Notes that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more Subordinated Notes than I wish to tender, unless I have otherwise indicated by completing the boxes entitled "Special Payment/Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any Subordinated Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature or, in the case of a book-entry transfer of Subordinated Notes, that Subordinated Notes that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at Penn Treaty's expense, promptly following the expiration or termination of the Exchange Offer.

    I understand that if I decide to tender Subordinated Notes, and Penn Treaty accepts the Subordinated Notes for exchange, this will constitute a binding agreement between me and Penn Treaty, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal.

    I also recognize that, under certain circumstances described in the Offering Circular under the caption "Exchange Offer," Penn Treaty may not be required to accept for exchange any Subordinated Notes tendered by this Letter of Transmittal.

    By tendering Subordinate Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, I hereby waive any and all rights to receive any payments, including, without limitation, interest payments with respect to the Subordinated Notes and waive any and all claims that arise out of or are based upon my ownership or acquisition of the Subordinated Notes, and agree that Penn Treaty's obligations to me under the Exchange Notes Indenture and the Exchange Notes described in the Offering Circular supercede and replace in their entirety Penn Treaty's obligations to me under the Subordinated Notes Indenture, the Subordinated Notes and any other documents executed in connection therewith.

    Any Subordinated Note holder who becomes eligible to receive consideration under the terms of this Exchange Offer will receive, Exchange Notes issued in principal amounts equal to that of the Subordinated Notes so tendered.

    All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Offering Circular, this tender is irrevocable.

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW
                         (See Instructions 2, 5 and 6)

          SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2

    This Letter of Transmittal must be signed by (1) the Registered Holder(s)--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Subordinated Notes--exactly as the name(s) of the Registered Holder(s) appear(s) on the certificate(s) for the Subordinated Notes tendered or on the register of holders maintained by Penn Treaty, or (2) by any person(s) authorized to become the Registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal--including any opinions of counsel, certifications and other information as may be required by Penn Treaty for the Subordinated Notes to comply with the restrictions on transfer, if any, applicable to the Subordinated Notes. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. (See Instruction 5).
--------------------------------------------------------------------------------

  ____________________________________________________________________________
                  SIGNATURE(S) OF SUBORDINATED NOTE HOLDER(S)

  Dated ________________, 2002

  Names(s) ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity ___________________________________________________________________

  Address ____________________________________________________________________
                                                                   (ZIP CODE)

  Tax Identification or
  Social Security No. ________________________________________________________
                              (SEE INSTRUCTION 9)

  Area Code and Telephone No. ________________________________________________

                            SIGNATURE(S) GUARANTEED
                        (See Instruction 2, If Required)

  ELIGIBLE GUARANTOR INSTITUTION _____________________________________________

  OFFICIAL SIGNATURE _________________________________________________________

  DATED _______________ , 2002
--------------------------------------------------------------------------------

                              SUBSTITUTE FORM W-9
                           DEPARTMENT OF THE TREASURY
                            INTERNAL REVENUE SERVICE
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                 PAYOR'S NAME: WELLS FARGO BANK MINNESOTA, N.A.

-------------------------------------------------------------------------------------------------------
      SUBSTITUTE             Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT
       FORM W-9              THE RIGHT AND CERTIFY BY SIGNING AND DATING                 TIN:
   Department of the         BELOW. For individuals, this is your Social        Social Security Number
        Treasury             Security Number (SSN). For sole proprietors,                 or
   Internal Revenue          see the Social Security Number or                         Employer
        Service              Instructions in the enclosed Guidelines. For        Identification Number
                             other entities, it is your Employer
                             Identification Number (EIN). If you do not
                             have a number, see how to get a TIN in the
                             enclosed Guidelines.

                             --------------------------------------------------------------------------
                             Part 2--TIN Applied for / /
                             --------------------------------------------------------------------------
                             Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                             (1) the number shown on this form is my correct Taxpayer Identification
                             Number (or I am waiting for a number to be issued to me), (2) I am not
  Payor's Request for        subject to backup withholding because (a) I am exempt from backup
        Taxpayer             withholding, (b) I have not been notified by the Internal Revenue Service
 Identification Number       (the "IRS") that I am subject to backup withholding as a result of a
      ("TIN") and            failure to report all interest or dividends, or (c) the IRS has notified
     Certification           me that I am no longer subject to backup withholding, and (3) I am a U.S.
                             person (including a U.S. resident alien).
                             --------------------------------------------------------------------------
                             SIGNATURE:   DATE:
-------------------------------------------------------------------------------------------------------
  YOU MUST CROSS OUT ITEM (2) OF THE ABOVE CERTIFICATION IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU
  ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX
  RETURNS AND YOU HAVE NOT BEEN NOTIFIED BY THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP
  WITHHOLDING. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS
  DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
  THE BOX IN PART 2 OF SUBSTITUTE FORM W-9. CERTIFICATE OF
          AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social
  Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30 percent of all reportable cash payments made to me thereafter will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.

  Signature:   Date:

  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
  BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU ON ACCOUNT
  OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED
  GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
  NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS
------------------------------------------------------------

  INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. You must complete this Letter of Transmittal if you are a holder of Subordinated Notes--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Subordinated Notes--and either (1) you wish to tender the certificates representing your Subordinated Notes to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Subordinated Notes by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message. In order to constitute a valid tender of your Subordinated Notes, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above on or prior to the expiration of the Exchange Offer:
(1) certificates for the Subordinated Notes, in proper form for transfer, or Book-Entry Confirmation of transfer of the Subordinated Notes into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal.

    If you are a holder of the Subordinated Notes and wish to tender your Subordinated Notes, but (1) your certificates for Subordinated Notes are not immediately available, (2) time will not permit your certificates for the Subordinated Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Subordinated Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery: (a) the certificates for all physically tendered Subordinated Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Subordinated Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice.

    THE METHOD OF DELIVERY OF CERTIFICATES FOR SUBORDINATED NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR SUBORDINATED NOTES BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. PLEASE SEND CERTIFICATES FOR SUBORDINATED NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES OR OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT AT ONE OF THE ADDRESSES LISTED ABOVE. PLEASE DO NOT SEND THESE DOCUMENTS TO PENN TREATY.

    Penn Treaty will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

    2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

    (a) this Letter of Transmittal is signed by the Registered Holder--which term, for purposes of this Letter of Transmittal, includes any participant in the Depository Trust Company's system whose name appears on a security position listing as the owner of the Subordinated Notes--of Subordinated Notes tendered with this Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Payment/Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

    (b) the Subordinated Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

    In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. (See Instruction 5). An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

       - Banks (as defined in Section 3(a) of the Federal Deposit Insurance
         Act);

       - Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

       - Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
         Act);

       - National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

       - Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Subordinated Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Subordinated Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If you are tendering less than all of the Subordinated Notes evidenced by any certificate you are submitting, please fill in the principal amount of Subordinated Notes which are to be tendered in column 3 ("Principal Amount of Subordinated Notes Tendered") of the box entitled "Description of Subordinated Notes Tendered." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Payment/Issuance Instructions" or "Special Delivery Instructions," new certificate(s) for the remainder of the Subordinated Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Subordinated Notes, promptly after the expiration of the Exchange Offer. All Subordinated Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided in this Letter of Transmittal, tenders of Subordinated Notes may be withdrawn (i) at any time on or prior to the expiration of the Exchange Offer or (ii) from and after December 31, 2002, if Penn Treaty has not accepted the tendered Subordinated Notes for exchange by that date. For a withdrawal pursuant to clause (i) to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the Subordinated Notes to be withdrawn, identify the Subordinated Notes to be withdrawn, including the principal amount of the Subordinated Notes, and, where certificates for Subordinated Notes have been transmitted, specify the name in which the Subordinated Notes are registered, if different from that of the withdrawing holder. If certificates for Subordinated Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Subordinated Notes have been tendered using the procedure for book-entry transfer described in the Offering Circular under the caption "The Exchange Offer--Book-Entry Transfer", any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Subordinated Notes and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility--including time of receipt--of these notices will be determined by Penn Treaty. Any such determination will be final and binding. Any Subordinated Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Subordinated Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Registered Holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the Exchange Offer. In the case of Subordinated Notes tendered using the

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procedure for book-entry transfer described in the Offering Circular under the caption "The Exchange Offer--Book-Entry Transfer," the Subordinated Notes will be credited to the tendering holder's account with The Depository Trust Company. Properly withdrawn Subordinated Notes may be retendered at any time on or prior to the expiration of the Exchange Offer by following one of the procedures described in the Offering Circular under the caption "The Exchange Offer--Procedures for Tendering Subordinated Notes."

    5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the Registered Holder(s) of the Subordinated Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Subordinated Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Subordinated Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

    When this Letter of Transmittal is signed by the registered holder(s) of the Subordinated Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless, Exchange Notes are to be issued in the name of a person other than the Registered Holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

    If a person or persons other than the Registered Holder(s) of Subordinated Notes signs the Letter of Transmittal, certificates for the Subordinated Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the Registered Holder(s) that appears on the certificates for the Subordinated Notes and also must be accompanied by any opinions of counsel, certifications and other information as Penn Treaty may require in accordance with the restrictions on transfer, if any, applicable to the Subordinated Notes. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

    If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Subordinated Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

    6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the boxes entitled "Special Payment/Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Certificates for Subordinated Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. (See Instruction 4).

    7. IRREGULARITIES. All questions as to the validity, form, eligibility--including time of receipt--and acceptance of Subordinated Notes tendered for exchange will be determined by Penn Treaty in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Subordinated Notes improperly tendered or to not accept any Subordinated Notes, this right is not limited to situations where the acceptance of tender might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Subordinated Notes either before or after the expiration of the Exchange Offer--including the right to waive the ineligibility of any holder who seeks to tender Subordinated Notes in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular Subordinated Notes either before or after the expiration of the Exchange Offer--including the terms and conditions of the Letter of Transmittal and the accompanying instructions--will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Subordinated Notes for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any

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other person has any duty to give notification of any defect or irregularity with respect to any tender of Subordinated Notes for exchange, nor will we have any liability for failure to give such notification.

    8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal or to Philadelphia Brokerage Corporation, the Information Agent for the Exchange Offer, at the address and telephone numbers set forth in the Offering Circular. Additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent, the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

    9. TAX IDENTIFICATION NUMBER. Federal income tax law generally requires that a tendering holder whose Subordinated Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding rate that will 30% for payment made in 2002, and decrease in steps to 28% for payments made in 2006 and thereafter when the holder receives interest with respect to the Exchange Notes, or when the holder receives proceeds upon sale, exchange, redemption, retirement or other disposition of the Exchange Notes.

    Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

    Under the federal income tax laws, payments that may be made by Exchange Agent on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to the above mentioned backup withholding. To prevent backup withholding, each tendering holder of Subordinated Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject tot a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Subordinated Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed
Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Subordinated Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions for applying for a TIN, check the box in Part 2 of the Substitute Form W-9, write "applied for" in lieu of its TIN and complete the Certificate of Awaiting Taxpayer Identification Number. Checking this box or writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 or writes "applied for" on that form, backup withholding will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to Exchange Agent within 60 days, however, any amounts so withheld shall be refunded to such holder. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, the Exchange Agent will remit such previously retained amounts to the IRS as backup withholding.

    Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

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    10.  WAIVER OF CONDITIONS.  Penn Treaty's obligation to complete the
Exchange Offer is subject to the conditions described in the Offering Circular under the caption "The Exchange Offer--Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

    11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Subordinated Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Subordinated Notes for exchange.

    12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Subordinated Notes have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

    13. TRANSFER TAXES. You will not be obligated to pay any transfer taxes in connection with the tender of Subordinated Notes in the Exchange Offer unless you instruct us to make payment to or register Exchange Notes in the name of, or request that Subordinated Notes not tendered or not accepted in the Exchange Offer be registered in the name of, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no certificates for the Exchange Notes will be issued until such evidence is received by the Exchange Agent.

IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF SUBORDINATED NOTES TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

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